UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE9 Asset-Backed Certificates, Series 2005-HE9, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 27, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Other Related Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-13

Page 20-28
Page 29-37
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Rating Information
Page 38-46

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE9
BS005HE9_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Sep-05
25-Oct-05
25-Oct-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns Asset Backed Securities, Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Fitch Ratings/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.143343%
4.037500%
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
Bond Payments
Statement Date:
ABN AMRO Acct: 723025.1
1000.000000000
45.943063777
0.000000000
954.056936223
2.750437509
4.1575000000%
0.00
0.00
0.000000000
3.9606300000%
0.000000000
073879Q76
I-A-1
419,009,000.00
19,250,557.21
0.00
399,758,442.79
1,152,458.07
419,009,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.833770839
4.2775000000%
0.00
0.00
0.000000000
4.0806300000%
0.000000000
073879Q84
I-A-2
134,002,000.00
0.00
0.00
134,002,000.00
379,730.96
134,002,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.930993130
4.4175000000%
0.00
0.00
0.000000000
4.2206300000%
0.000000000
073879Q92
I-A-3
60,113,000.00
0.00
0.00
60,113,000.00
176,190.79
60,113,000.00
1000.000000000
45.783530892
0.000000000
954.216469108
2.826826398
4.2675000000%
0.00
0.00
0.000000000
4.0706300000%
0.000000000
073879R26
II-A-1
209,018,000.00
9,569,582.06
0.00
199,448,417.94
590,857.60
209,018,000.00
1000.000000000
45.783530763
0.000000000
954.216469237
2.805993111
4.2375000000%
0.00
0.00
0.000000000
4.0406300000%
0.000000000
073879R34
II-A-2
52,255,000.00
2,392,418.40
0.00
49,862,581.60
146,627.17
52,255,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.021270857
4.5475000000%
0.00
0.00
0.000000000
4.3506300000%
0.000000000
073879R42
M-1
76,712,000.00
0.00
0.00
76,712,000.00
231,767.73
76,712,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.139326446
4.7175000000%
0.00
0.00
0.000000000
4.5206300000%
0.000000000
073879R59
M-2
84,210,000.00
0.00
0.00
84,210,000.00
264,362.68
84,210,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.174048297
4.7675000000%
0.00
0.00
0.000000000
4.5706300000%
0.000000000
073879R67
M-3
8,075,000.00
0.00
0.00
8,075,000.00
25,630.44
8,075,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.500437494
5.2375000000%
0.00
0.00
0.000000000
5.0406300000%
0.000000000
073879R75
M-4
44,412,000.00
0.00
0.00
44,412,000.00
155,461.43
44,412,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.708770589
5.5375000000%
0.00
0.00
0.000000000
5.3406300000%
0.000000000
073879R83
M-5
12,689,000.00
0.00
0.00
12,689,000.00
47,060.59
12,689,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.403215383
6.5375000000%
0.00
0.00
0.000000000
6.3406300000%
0.000000000
073879R91
M-6
12,689,000.00
0.00
0.00
12,689,000.00
55,872.40
12,689,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.403214853
6.5375000000%
0.00
0.00
0.000000000
6.3406300000%
0.000000000
073879S25
M-7
6,921,000.00
0.00
0.00
6,921,000.00
30,474.65
6,921,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.403215153
6.5375000000%
0.00
0.00
0.000000000
6.3406300000%
0.000000000
073879S33
M-8
11,536,000.00
0.00
0.00
11,536,000.00
50,795.49
11,536,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
112.739551669
0.00
0.00
0.000000000
N/A
0.000000000
073879S90
CE
21,917,918.72
0.00
0.00
21,917,918.72
2,471,016.33
21,917,918.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4901739.400000000
0.00
490,173.94
4901739.400000000
N/A
0.000000000
073879S82
P
100.00
0.00
0.00
100.00
490,173.94
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879S41
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879S58
R-II
0.00
0.00
0.00
0.00
0.00
0.00
25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.143343%
4.037500%
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC VI
Statement Date:
ABN AMRO Acct: 723025.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879S66
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX883
R-IV
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX884
R-V
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879S74
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
490,173.94
1,153,559,018.72
1,153,559,018.72
37,481,037.94
Total
1,122,346,461.05
31,212,557.67
0.00
6,268,480.27
25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
6,693,449.70
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
530,330.61
211,807.63
30,470,419.43
0.00
0.00
0.00
37,924,203.25
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,153,558,918.72
530,330.61
30,682,227.06
0.00
0.00
0.00
1,122,346,361.05
6,070
122
0
0
5,948
478,839.11
Extra Principal
Trigger Event
No
0.00
31,212,557.67
Overcollateralization Amt
21,917,918.72
Less Extra Principal
Remittance Interest
0.00
6,693,449.70
0.00
30,682,227.06
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(3,830.71
6,711,645.58
Total Fees
686,979.36
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
2,903.06
3,830.71
LPMI Fees
189,944.36
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
490,634.19
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
82,896.68
12,568.26
974,915.93
0.00
0.00
0.00
1,562,412.48
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
88,258,523.05
82,896.68
987,484.19
0.00
0.00
0.00
87,188,142.18
491
4
0
0
487
36,774.38
Trigger Event
No
1,070,380.87
Overcollateralization Amt
21,917,918.72
Remittance Interest
490,634.19
0.00
987,484.19
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(294.20
492,031.61
Total Fees
63,050.57
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
294.20
LPMI Fees
11,616.81
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
308,698.17
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
18,938.82
2,881.38
256,769.18
0.00
0.00
0.00
587,893.44
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
38,267,035.60
18,938.82
259,650.56
0.00
0.00
0.00
37,988,446.22
566
4
0
0
562
15,944.60
Trigger Event
No
278,589.38
Overcollateralization Amt
21,917,918.72
Remittance Interest
308,698.17
0.00
259,650.56
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(127.56
309,304.06
Total Fees
30,437.33
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
127.56
LPMI Fees
0.00
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
3,369,499.71
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
208,201.47
17,064.74
14,638,128.88
0.00
0.00
0.00
18,242,365.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
598,143,068.48
208,201.47
14,655,193.62
0.00
0.00
0.00
583,279,673.39
2,438
50
0
0
2,388
249,226.28
Trigger Event
No
14,863,395.09
Overcollateralization Amt
21,917,918.72
Remittance Interest
3,369,499.71
0.00
14,655,193.62
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,993.81
3,378,970.31
Total Fees
352,568.68
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
1,993.81
LPMI Fees
86,983.42
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
458,754.15
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
25,758.41
5,597.42
3,006,836.04
0.00
0.00
0.00
3,498,230.76
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
81,141,495.60
25,758.41
3,012,433.46
0.00
0.00
0.00
78,103,303.73
390
14
0
0
376
33,808.96
Trigger Event
No
3,038,191.87
Overcollateralization Amt
21,917,918.72
Remittance Interest
458,754.15
0.00
3,012,433.46
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(270.47
460,038.89
Total Fees
67,374.55
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
270.47
LPMI Fees
18,929.95
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
298,265.71
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
53,810.65
6,284.81
962,957.40
0.00
0.00
0.00
1,322,199.35
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
55,628,330.41
53,810.65
969,242.21
0.00
0.00
0.00
54,605,277.55
373
5
0
0
368
23,178.47
Trigger Event
No
1,023,052.86
Overcollateralization Amt
21,917,918.72
Remittance Interest
298,265.71
0.00
969,242.21
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(185.43
299,146.49
Total Fees
47,377.22
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
185.43
LPMI Fees
9,648.14
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
49,400.14
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
2,893.87
293.35
0.00
0.00
0.00
0.00
52,683.80
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
6,091,030.27
2,893.87
293.35
0.00
0.00
0.00
6,087,843.05
174
0
0
0
174
2,537.93
Trigger Event
No
3,187.22
Overcollateralization Amt
21,917,918.72
Remittance Interest
49,400.14
0.00
293.35
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(20.30
49,496.58
Total Fees
16,923.41
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
20.30
LPMI Fees
0.00
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM-228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,443,884.52
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
117,204.85
16,301.17
9,876,326.88
0.00
0.00
0.00
11,457,420.73
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
233,893,623.44
117,204.85
9,892,628.05
0.00
0.00
0.00
223,883,790.54
1,308
41
0
0
1,267
97,455.68
Trigger Event
No
10,009,832.90
Overcollateralization Amt
21,917,918.72
Remittance Interest
1,443,884.52
0.00
9,892,628.05
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(779.65
1,447,587.83
Total Fees
165,119.60
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
779.65
LPMI Fees
52,519.11
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM-327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
250,947.53
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
20,625.86
150,816.50
754,485.12
0.00
0.00
0.00
1,177,631.70
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
47,790,757.46
20,625.86
905,301.62
0.00
0.00
0.00
46,864,829.98
281
4
0
0
277
19,912.82
Trigger Event
No
925,927.48
Overcollateralization Amt
21,917,918.72
Remittance Interest
250,947.53
0.00
905,301.62
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(159.30
251,704.22
Total Fees
44,684.22
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
159.30
LPMI Fees
10,246.93
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Statement Date:
Cash Reconciliation Summary Subsequent Mortgage Loans
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
23,365.58
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
0.00
0.00
0.00
0.00
0.00
23,365.58
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
4,345,054.41
0.00
0.00
0.00
0.00
0.00
4,345,054.41
49
0
0
0
49
0.00
Trigger Event
No
0.00
Overcollateralization Amt
21,917,918.72
Remittance Interest
23,365.58
0.00
0.00
Less Mod Losses
Interest Due Trust
Total Trustee Fees
0.00
23,365.58
Total Fees
14,365.17
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.16
0
0.00
0.00
LPMI Fees
0.00
0.00
0.00
Credit Manager's Fees
14,365.17

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
25
1,152,458.07
1,152,458.07
Act/360
0.00
1,152,458.07
0.00
0.00
0.00
0.00
No
I-A-1
0.00
0.00
0.00
0.00
25
379,730.96
379,730.96
Act/360
0.00
379,730.96
0.00
0.00
0.00
0.00
No
I-A-2
0.00
0.00
0.00
0.00
25
176,190.79
176,190.79
Act/360
0.00
176,190.79
0.00
0.00
0.00
0.00
No
I-A-3
0.00
0.00
0.00
0.00
25
590,857.60
590,857.60
Act/360
0.00
590,857.60
0.00
0.00
0.00
0.00
No
II-A-1
0.00
0.00
0.00
0.00
25
146,627.17
146,627.17
Act/360
0.00
146,627.17
0.00
0.00
0.00
0.00
No
II-A-2
0.00
0.00
0.00
0.00
25
231,767.73
231,767.73
Act/360
0.00
231,767.73
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
25
264,362.68
264,362.68
Act/360
0.00
264,362.68
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
25
25,630.44
25,630.44
Act/360
0.00
25,630.44
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
25
155,461.43
155,461.43
Act/360
0.00
155,461.43
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
25
47,060.59
47,060.59
Act/360
0.00
47,060.59
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
25
55,872.40
55,872.40
Act/360
0.00
55,872.40
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
25
30,474.65
30,474.65
Act/360
0.00
30,474.65
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
25
50,795.49
50,795.49
Act/360
0.00
50,795.49
0.00
0.00
0.00
0.00
No
M-8
0.00
0.00
0.00
0.00
30
2,471,016.33
2,471,016.33
0.00
2,471,016.33
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
0.00
30
490,173.94
490,173.94
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
0.00
0.00
5,778,306.33
6,268,480.27
6,268,480.27
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
I-A-1
NA
NA
10/25/2035
399,758,442.79
0.00
0.00
419,009,000.00
419,009,000.00
335,795.38
0.00
0.00
0.00
18,914,761.83
I-A-2
NA
NA
10/25/2035
134,002,000.00
0.00
0.00
134,002,000.00
134,002,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
NA
NA
10/25/2035
60,113,000.00
0.00
0.00
60,113,000.00
60,113,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
NA
NA
10/25/2035
199,448,417.94
0.00
0.00
209,018,000.00
209,018,000.00
155,627.89
0.00
0.00
0.00
9,413,954.17
II-A-2
NA
NA
10/25/2035
49,862,581.60
0.00
0.00
52,255,000.00
52,255,000.00
38,907.34
0.00
0.00
0.00
2,353,511.06
M-1
NA
NA
10/25/2035
76,712,000.00
0.00
0.00
76,712,000.00
76,712,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
10/25/2035
84,210,000.00
0.00
0.00
84,210,000.00
84,210,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
10/25/2035
8,075,000.00
0.00
0.00
8,075,000.00
8,075,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
10/25/2035
44,412,000.00
0.00
0.00
44,412,000.00
44,412,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
10/25/2035
12,689,000.00
0.00
0.00
12,689,000.00
12,689,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
10/25/2035
12,689,000.00
0.00
0.00
12,689,000.00
12,689,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
10/25/2035
6,921,000.00
0.00
0.00
6,921,000.00
6,921,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
10/25/2035
11,536,000.00
0.00
0.00
11,536,000.00
11,536,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
10/25/2035
21,917,918.72
0.00
0.00
21,917,918.72
21,917,918.72
0.00
0.00
0.00
0.00
0.00
P
NA
NA
10/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
530,330.61
0.00
30,682,227.06
0.00
1,153,559,018.72
1,122,346,461.05
1,153,559,018.72
25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
490,173.94
490,173.94
Total Excess Allocated to the Bonds
490,173.94
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
490,173.94
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
422,066.38
0.00
0.00

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Other Related Information
Statement Date:
Pre-Funding Account
Interest Coverage Account
Pre-Funded Balance
Amount Withdrawn
Remaining Pre-Funded Balance
Interest Coverage Balance
Amount Withdrawn
Remaining Interest Coverage Balance
$4,345,054.41
$0.00
$4,345,054.41
$74,024.00
$23,365.58
$50,658.42

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
1,108,679,725.32
0.00
0.00
0.00
%
97.7923
%
0.0000
0
5,847
%
96.3262
23,258,617.91
0.00
0.00
0.00
%
2.0516
%
0.0000
30
133
%
2.1911
311,254.54
0.00
0.00
0.00
%
0.0275
%
0.0000
60
3
%
0.0494
1,316,768.16
0.00
0.00
0.00
%
0.1161
%
0.0000
BKY0
9
%
0.1483
141,869.91
0.00
0.00
0.00
%
0.0125
%
0.0000
BKY30
1
%
0.0165
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
77
%
1.2685
Total:
6,070
1,133,708,235.84
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
137
23,711,742.36
0.00
0.00
0.00
2.2570%
2.0915%
0.0000%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.24%
2.06%
0.05%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
133
23,169,703
3
311,255
0
0
0
0
5,812
1,098,865,403
97.71%
97.91%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
1.03%
0.43%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
5
373,736
0
0
0
0
0
0
482
86,814,407
98.97%
99.57%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
2.67%
2.67%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
15
1,016,120
0
0
0
0
0
0
547
36,972,326
97.33%
97.33%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-228
2.72%
2.42%
0.04%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
65
14,107,418
1
43,416
0
0
0
0
2,322
569,128,839
97.24%
97.57%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-327
1.33%
0.99%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
5
770,726
0
0
0
0
0
0
371
77,332,577
98.67%
99.01%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.54%
0.45%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
2
245,547
0
0
0
0
0
0
366
54,359,731
99.46%
99.55%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
1.72%
1.78%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
3
108,276
0
0
0
0
0
0
171
5,979,567
98.28%
98.22%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM-228
2.60%
2.66%
0.16%
0.12%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
33
5,950,278
2
267,839
0
0
0
0
1,232
217,665,674
97.24%
97.22%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM-327
1.81%
1.28%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
5
597,602
0
0
0
0
0
0
272
46,267,228
98.19%
98.72%

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
1
141,870
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.12%
0
0
9
1,316,768
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.12%
0
0
1
107,801
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.18%
0.10%
0
0
1
36,931
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.10%
0
0
4
588,256
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.53%
0.44%
0
0
2
341,936
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
1
141,870
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.08%
0.06% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.11%
0
0
1
241,845
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-05
5,948
97.99%
1,122,346,361
97.29%
2.01%
2.64%
0
0.00%
0
0.00%
346
7.14%
6.45%
122
30,470,419
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-Oct-05
487
8.02%
87,188,142
7.56%
0.81%
1.10%
0
0.00%
0
0.00%
340
7.05%
6.37%
4
974,916
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-Oct-05
562
9.26%
37,988,446
3.29%
0.71%
0.67%
0
0.00%
0
0.00%
178
9.91%
9.39%
4
256,769
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
25-Oct-05
2,388
39.34%
583,279,673
50.56%
2.05%
2.45%
0
0.00%
0
0.00%
355
7.02%
6.32%
50
14,638,129
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
25-Oct-05
376
6.19%
78,103,304
6.77%
3.59%
3.71%
0
0.00%
0
0.00%
355
7.15%
6.35%
14
3,006,836
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-Oct-05
368
6.06%
54,605,278
4.73%
1.34%
1.73%
0
0.00%
0
0.00%
346
6.99%
6.26%
5
962,957
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
25-Oct-05
174
2.87%
6,087,843
0.53%
0.00%
0.00%
0
0.00%
0
0.00%
177
10.25%
9.73%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM-228
25-Oct-05
1,267
20.87%
223,883,791
19.41%
3.13%
4.22%
0
0.00%
0
0.00%
355
7.16%
6.37%
41
9,876,327
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM-327
25-Oct-05
277
4.56%
46,864,830
4.06%
1.42%
1.58%
0
0.00%
0
0.00%
355
7.02%
6.24%
4
754,485
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
N/A
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE9
ABN AMRO Acct: 723025.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879Q76
AAA
Aaa
AAA
I-A-2
073879Q84
AAA
Aaa
AAA
I-A-3
073879Q92
AAA
Aaa
AAA
II-A-1
073879R26
AAA
Aaa
AAA
II-A-2
073879R34
AAA
Aaa
AAA
M-1
073879R42
AAA
NR
AAA
M-2
073879R59
AA
NR
AA
M-3
073879R67
AA-
NR
AA-
M-4
073879R75
A
NR
A
M-5
073879R83
A-
NR
A-
M-6
073879R91
BBB+
NR
BBB+
M-7
073879S25
BBB
NR
BBB
M-8
073879S33
BBB-
NR
BBB-
CE
073879S90
NR
NR
NR
P
073879S82
NR
NR
NR

25-Oct-2005 - 11:46 (X862-X886) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.